UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 16, 2005


                            CLEARSTORY SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                   1-12966                  06-1302773
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


    One Research Drive, Suite 200B, Westborough, MA                01581
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 298-9795

                                      Same
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
           AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         On June 16, 2005, ClearStory Systems, Inc. (the "Company"), issued a 10% Convertible Promissory Note (the "Note") to SCP Private Equity Partners II, L.P. ("SCP"). The Note was issued in the amount of $750,000, and is payable on demand at any time. Pursuant to the terms of the Note, the Note is convertible upon demand into up to 386,678 shares of the Company's Series C Convertible Preferred Stock, par value $.01 per share ("Series C Preferred") or other equity securities of the Company. The Note may be pre-paid by the Company at any time without penalty.

         Unless converted into securities, the Note must be prepaid by the Company in cash upon the occurrence of any (i) merger or consolidation of the Company with or into any other corporation or other entity or person (other than in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least ninety percent (90%) of the voting power of the surviving or acquiring corporation), (ii) sale or pledge of all or substantially all the assets of the Company, or (iii) transaction or series of transactions in which more than fifty percent (50%) of the voting power of the capital stock of the Company is disposed of to a single person or group of affiliated persons.

            The issuance of the Note (the "Issuance") was not an underwritten offering and therefore no underwriting discounts or commissions were paid in connection with the Issuance. The Issuance was made pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. Each share of Series C Preferred issued pursuant to any conversion of the Note, may at the option of the holder, be converted at any time into two shares of the Company's common stock, $.01 par value per share. This conversion rate is subject to adjustment as set forth in the Company's certificate of incorporation, as amended to date.

            SCP may be considered an affiliate of the Company. The shares of Series C Preferred grant the holders voting rights.

            The foregoing description is subject to, and qualified in its entirety by the Note, which is filed as an exhibit hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

10.91 10% Convertible Promissory Note, dated June 16, 2005, issued by the Company.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2005               CLEARSTORY SYSTEMS, INC.


                                   By: __________________________
                                       Henry F. Nelson
                                       Chief Executive Officer and President